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                        VIDEO BROADCASTING CORPORATION
                       1996 DIRECTORS STOCK OPTION PLAN

     1. Purpose. The purpose of this 1996 Directors Stock Option Plan (the "Plan") is to provide a means by which directors of Video Broadcasting Corporation (the "Company") who are not employees of the Company or any of its Affiliates ("Nonemployee Directors"), may be given an opportunity to purchase shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of the Company's Nonemployee Directors by enabling the Company (and its Affiliates) to secure and retain the services of highly qualified persons, and by providing the Company's Nonemployee Directors with an additional incentive to advance the success of the Company (and its Affiliates). For purposes of this Plan, "Affiliate" shall mean any parent or subsidiary corporation of the Company as defined in Section 425(e) and
(f), respectively, of the Internal Revenue Code of 1986 (the "Code"). "Affiliation" shall refer to a group of Affiliates.

     2. Stock Subject to Option. Subject to adjustment as provided in Sections 4(h) and (i) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 150,000 shares of the Company's authorized but unissued Common Stock. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoptioned under the Plan.

     3. Participants. All directors of the Company who are not employees of the Company or any of its Affiliates may be granted options under the Plan.

     4. Terms and Conditions of Options. Options granted from time to time pursuant to the Plan shall be evidenced by written agreements and shall not be inconsistent with this Plan. Shares of Common Stock that may be purchased under an option granted pursuant to this Plan shall sometimes hereinafter be referred to as "Director Options".

          (a) Grants of Director Options. Each individual who is a Nonemployee Director of the Board of Directors of the Company as of the effective date of the Plan shall be granted and receive, as of the effective date of the Plan and without the exercise of the discretion of any person or persons, an option to purchase 2,000 Director Options per year for each year that such individual was a member of the Board of Directors of the Company prior to 1996; provided, however, that in no event shall the amount of Director Options granted to any member of the Board of Directors for service prior to 1996 exceed 12,000 (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding).


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     Commencing January 1, 1997, as of January 31st of each year, each
     Nonemployee Director who is in office as of the effective date of the Plan ("Old Directors") shall be granted and receive on each January 31st after the date of adoption of this Plan that he or she is a Nonemployee Director, without the exercise of the discretion of any person or persons, an option to purchase 2,500 Director Options (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding). Each Nonemployee Director who was not a Director as of the effective date of the Plan and who is elected or appointed as a Director subsequent to the effective date of the Plan ("New Directors") shall be granted and receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, an option to purchase 2,500 Director Options (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding) and shall be granted and receive as of each anniversary date of such election or appointment (provided such New Director is a Nonemployee Director on such anniversary date), without the exercise of the discretion of any person or persons, an option to purchase 2,500 Director Options (subject to adjustment in the same manner as provided in Section 4(h) hereof with respect to Director Options subject to options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient Director Options available under the Plan to allow for the grant to each Nonemployee Director of an option for the number of shares provided herein, the Plan shall terminate as provided in Section 6 hereof. All options granted under the Plan shall be at the option price set forth in Section 4(b) hereof and shall be subject to adjustment as provided in Section 4(h) hereof.

          (b) Option Price. The option price for each Director Option shall be the market value of the Common Stock on the date the option is granted (the "Date of Grant"). For purposes of this Plan, the "market value" of each share of Common Stock means (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange,
     (ii) if the Common Stock is quoted in the National Market System, the closing price per share as reported by NASDAQ, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market Systems, the average of the closing bid and asked quotations per share as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be unavailable, or (iv) if none of the foregoing applies, market value of the Common Stock will be the fair value of the Common Stock as reasonably determined in the good faith judgment of the Company's Board of Directors.


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          (c) Term of Option. Notwithstanding any other provision of this Plan, each option granted under this Plan shall expire not more than fifteen (15) years from the date the option is granted, except that under the circumstances described in Section 4(g), 4(i), and 4(j), options may expire and terminate at an earlier date.

          (d) Exercise of Option. Except as otherwise provided in the applicable option agreement, each option granted to Old Directors for prior services shall be fully exercisable and vested as of the effective date of the Plan.

     Except as otherwise provided in the applicable option agreement, each option granted to New Directors and Old Directors for each year commencing in 1997 that such Old Directors and New Directors are a member of the Board of Directors of the Company shall become exercisable and vested only to the following extent: (i) up to thirty-three and one-third (331/3%) percent of the options granted may be exercised on or after the first anniversary of the Date of Grant; (ii) up to sixty-six and two-thirds (662/3%) percent of the options granted may be exercised on or after the second anniversary of the Date of Grant; and (iii) up to one hundred (100%) percent of the options granted may be exercised on or after the third anniversary of the Date of Grant. The date of grant shall be the date set forth in any option agreement as the "Date of Grant." Other than as contemplated in Section 4(g)(1) and 4(g)(2) hereof, if an optionee ceases to be a director of the Company for any reason, no option shall give an optionee (or his successor) a right to acquire any greater number of shares than he had rights to acquire on the date of his termination. The Committee may accelerate the time at which an option may be exercised.

          (e) Manner of Exercise. Shares purchased upon exercise of Director Options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the optionee to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option, subject to such restrictions or procedures as the Company deems necessary to satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the optionee (or other person entitled to exercise the option) and the Company, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the options. Such payment shall be effected (i) by certified or official bank


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     check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax, (iii) by the delivery of Director Options then exercisable valued at the excess of the aggregate market value, as defined in Section 4(b) hereof, of the Common Stock subject to such Director Options on the date of exercise over the aggregate option exercise price of such Director Options or (iv) by delivery of the equivalent thereof acceptable to the Company. The Company will, as soon as reasonably possible, notify the optionee of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the option. At the time of delivery, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the Shares of Common Stock; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

          (f) Non-Transferability of Option Rights. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee.

          (g) Termination of Relationship.

               (1) In the event that an optionee shall die before he ceases to be a director of the Company, or if an optionee ceases to be a director of the Company because optionee has become disabled within the meaning of Section 22(e)(3) of the Code, all options held by the optionee to the extent that such options have not previously expired or been exercised, shall become fully exercisable and vested, and optionee, his estate or beneficiary, shall have the right to exercise his options at any time for a period of twelve months from the date of death of optionee or the date he ceases to be a director of the Company due to disability (if otherwise within the term of the option). Notwithstanding the foregoing, the provisions of this Section 4(g)(1) shall be subject to Sections 4(c), 4(i) and 4(j), which may earlier terminate the option.

               (2) In the event that the optionee retires from service as a director of the Company in accordance with the Company's retirement policies in effect from time to time, such option shall continue to vest during the lifetime of the optionee in accordance with the Plan and the stock option agreement in effect and may be


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          exercised at any time during the remaining term of the option. If an optionee that has retired dies subsequent to their retirement during the term of an option, such option shall continue to vest in accordance with the Plan and the stock option agreement in effect and may be exercised within twelve months of such optionee's death (if otherwise within the option period), but not thereafter. Notwithstanding the foregoing, the provisions of this Section 4(g)(2) shall be subject to Sections 4(c), 4(i) and 4(j), which may earlier terminate the option.

               (3) In the event that optionee ceases to be a director of the Company, and the provisions of Section 4(g)(1), 4(g)(2) and 4(j) do not apply, the option may be exercised, to the extent the option could be exercised immediately prior to such cessation, at any time within nine months after the date of such cessation (if otherwise within the option period).

          (h) Adjustment of Director Options on Recapitalization. The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding Director Option, and the exercise price per share for each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares after the Date of Grant, the payment of a stock dividend in shares of Common Stock after the Date of Grant, or other decrease or increase in the shares of outstanding Common Stock effected after the Date of Grant without receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated.

          (i) Acceleration of Options Upon Reorganization. If the Company shall at any time participate in a reorganization to which Section 368 of the Code applies and (A) the Company is not the surviving entity or (B) the Company is the surviving entity and the shareholders of Common Stock are required to exchange their shares for property and/or securities, the Company shall give each optionee written notice of such fact on or before fifteen (15) days before such reorganization, and each option shall be exercisable in full after receipt of such notice and prior to such reorganization; however, options not exercised prior to such reorganization shall expire on the occurrence of such reorganization. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a reorganization for the foregoing purposes.


                                        5

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          (j) Dissolution of Company. In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of the date to be fixed by the Committee (as defined in Section 5 hereof), provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the optionee, and the optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his options.

          (k) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under option until the date of issuance of the stock certificates to him or her for such shares. Except as provided in Section 4(h), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (l) Time of Granting Director Options. The grant of a Director Option shall occur only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted; provided, that the Date of Grant of an option shall be the date upon which the Committee approved such grant and such date shall be set forth as the Date of Grant in the written stock option agreement.

          (m) Stock Legend. Certificates evidencing shares of the Company's Common Stock purchased upon the exercise of options issued under the Plan shall be endorsed with a legend in substantially the following form, unless a registration statement relating to such shares has been declared effective under the Securities Act of 1933 by the Securities and Exchange
     Commission:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

     5. Administration.

          (a) The Plan shall be administered by the Board of Directors or a committee consisting of not less than three (3) directors (the "Committee"). The members of the Committee shall be appointed by the


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     Board of Directors. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors of the Company, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.

          (b) Subject to the express terms and conditions of the Plan, the Committee shall have full power to grant Director Options under the Plan, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

          (c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may from time to time confirm the persons that shall be granted Director Options under the Plan, the number of option shares and the exercise price, and the time or times at which options shall be granted and may be exercised.


          (d) The Committee shall report to the Board of Directors of the Company the names of persons granted Director Options, the number of options subject to, and the terms and conditions of each option.

          (e) No member of the Board of Directors of the Company or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or to any Director Option.

     6. Effective Date and Termination.

          (a) The effective date of the Plan is the date on which the Plan is approved by the shareholders of the Company.

          (b) The Plan shall terminate on the earlier to occur of (i) the tenth anniversary of the effective date of the Plan, or (ii) the date as of which there are not sufficient Director Options available under the Plan to allow for the grant to each Nonemployee Director of an option for the number of shares provided hereunder; but the Board of Directors of the Company may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any optionee or their successors under any Options outstanding and not exercised in full on the date of termination.

     7. Amendments. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that Sections 4(a) and 4(b) hereof shall not be amended more than once every six months, other than to the comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, further, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the Plan so as to:

          (a) materially increase the benefits accruing to any of the Plan's participants;

          (b) materially increase the number of shares of Common Stock subject to the Plan;

          (c) modify the requirements as to the eligibility for participation in the Plan;

          (d) extend the term of the Plan or the maximum term of the options granted;

          (e) alter any outstanding option agreement to the detriment of the optionee without his consent; or


          (f) decrease, directly or indirectly (by cancellation and substitution of options or otherwise), the option price applicable to any option granted under this Plan.

     8. Status of Options. Options granted pursuant to this Plan are intended to qualify as Non-Qualified Stock Options as such term is described in Treasury Regulation Section 1.83-7 and are not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of this Plan and options granted hereunder shall be so construed. Nothing in this Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the options granted pursuant to this Plan are, or will be, determined to be Incentive Stock Options, within that section of the Code.

     9. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to the exercise of options will be used for the Company's general corporate purposes.


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

     10. Securities Laws.

          (a) The Company shall not be obligated to issue any Director Options pursuant to any option granted under the Plan at any time when the offering of the shares covered by such option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

          (b) It is intended that the Plan and any grant of an option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Exchange Act. If any provision of the Plan or any such option would disqualify the Plan or such option under, or would otherwise not comply with Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.


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
                        1996 DIRECTORS STOCK OPTION PLAN

                        DIRECTORS STOCK OPTION AGREEMENT

     Video Broadcasting Corporation (the "Company"), in consideration of the value of the continuing services of ______________ (hereinafter called "Optionee"), which continuing services the grant of this option is designed to secure, and in consideration of the undertaking made herein by Optionee, and pursuant to its 1996 Directors Stock Option Plan (the "Plan"), hereby grants to Optionee an option, evidenced by this option agreement, exercisable for the period and upon the terms hereinafter set forth, to purchase ________________ (_______) shares of Common Stock ("Common Stock") of the Company at a price of $______ per share.

     1. Term of Option.

          (a) This option is granted as of the date the Committee makes the Grant (sometimes hereinafter called the "Date of Grant") and will terminate and expire, to the extent not previously exercised, ten (10) years after the Date of Grant, or at such earlier time as may be specified in Section 4 and 6 hereof.

          (b) Of the _______ options granted hereunder, _____ were granted to Optionee for his service as a member of the Board of Directors of the Company prior to 1996. Such ____ options are presently 100% vested and Optionee may presently exercise rights to acquire 100% of the option shares ("Option Shares") related to such _____ options.

          (c) Except as otherwise provided in this Option Agreement, Optionee shall have the right to acquire Option Shares under this Option Agreement as follows:

               (i) As of the first anniversary of the Date of Grant and thereafter, Optionee may exercise rights to acquire 33-1/3% of the Option Shares;

              (ii) As of the second anniversary of the Date of Grant, Optionee may exercise rights to acquire up to 66-2/3% of the Option Shares; and

             (iii) As of the third anniversary of the Date of Grant, Optionee may exercise rights to acquire up to 100% of the Option Shares.

     2. Non-Transferability. This option is not assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by him.

     3. Manner of Exercise. The Optionee (or other person entitled to exercise this option) shall purchase shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the option
(i) by certified or official bank check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax, or
(iii) by delivery of the equivalent thereof acceptable to the Company. This option may be exercised from time to time by written notice to the Company, in substantially the form attached hereto, stating the full number of shares with respect to which this option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been mutually agreed upon by the Optionee (or other person entitled to exercise this option) and the Company, accompanied by full payment for the shares as described in the first sentence of this Section 3. The Company will, as soon as is reasonably possible, notify the Optionee of the amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option. The Company shall have no obligation to deliver certificates for the shares purchased until the Optionee pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company's notice, which payment shall be effected as described in this Section 3 by payment terms set forth in the first sentence of this Section 3. At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

     4. Termination of Relationship.

          (a) In the event that Optionee shall die before he ceases to be a director of the Company, or if Optionee ceases to be a director of the Company because Optionee has become disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, this option to the extent it has not previously expired or been exercised, shall become fully exercisable and vested and Optionee, his estate or beneficiary shall have the right to exercise this option at any time for a period of twelve months from the date of death of Optionee or the date he ceases to be a director of the Company due to disability (if otherwise within the term of the option). Notwithstanding the foregoing, the provisions of this Section 4(a) shall be subject to Sections 1(a) and 6 hereof and Section 4(g) of the Plan, which may earlier terminate the option.


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

          (b) In the event that the Optionee retires from service as a director of the Company in accordance with the Company's retirement policies in effect from time to time, this option shall continue to vest during the lifetime of the Optionee in accordance with the terms of the Plan and this Option Agreement and may be exercised at any time during the remaining term of the option. If Optionee dies subsequent to his retirement during the term of this option, this option shall continue to vest in accordance with the Plan and this option agreement and may be exercised within twelve months of Optionee's death (if otherwise within the option period), but not thereafter. Notwithstanding the foregoing, the provisions of this Section 4(b) shall be subject to Sections

1(a), 6 and Section 4(g) of the Plan which may earlier terminate the option.

          (c) In the event that Optionee ceases to be a director of the Company, and the provisions of Sections 4(a) and 4(b) hereof and Section 4(j) of the Plan do not apply, this option may be exercised, to the extent the option could be exercised immediately prior to cessation, at any time within nine months after the date of such cessation (if otherwise within the option period).

     5. Adjustments on Recapitalization. The aggregate number of shares of Common Stock subject hereto and the exercise price per share shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Common Stock resulting from the subdivision or consolidation of shares after the Date of Grant, the payment of a stock dividend in shares of Common Stock after the Date of Grant, or other decrease or increase in the shares of Common Stock outstanding effected after the Date of Grant without receipt of consideration by the Company; provided, however, that any option to purchase fractional shares resulting from such adjustments shall be eliminated.

     6. Acceleration of Options on Reorganization. If the Company shall at any time participate in a reorganization to which Section 368 of the Code applies and (A) the Company is not the surviving entity or (B) the Company is the surviving entity and the shareholders of Common Stock are required to exchange their shares for property and/or securities, the Company shall give Optionee written notice of such fact on or before fifteen (15) days before such reorganization; and this option shall be exercisable in full after receipt of such notice and prior to such reorganization; however, options not exercised prior to such reorganization shall expire on the occurrence of such reorganization. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption or obligations) consisting primarily of securities shall be deemed a reorganization for the foregoing purposes. Notwithstanding the foregoing, the provisions of this Section 6 shall be subject to Section 1(a).

     7. No Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under option until the date of issuance of the stock certificates to him or her for such


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

shares. Except as provided in Section 5, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     8. Stock Legend. Certificates evidencing shares of the Company's Common Stock purchased upon the exercise of options issued under the Plan shall be endorsed with a legend in substantially the following form, unless a registration statement relating to such shares has been declared effective under the Securities Act of 1933 by the Securities and Exchange Commission:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN

          REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

     9. Status of Options. Options granted pursuant to the Plan and this Agreement are intended to qualify as Non-Qualified Stock Options as such term is described in Treasury Regulation Section 1.83-7 and are not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and this Agreement and options granted hereunder shall be so construed. Nothing in the Plan or this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the options granted pursuant to the Plan and this Agreement are, or will be, determined to be Incentive Stock Options, within that section of the Code.

     10. Subject to Plan. This option is subject to all the terms and conditions of the Plan, and specifically to the power of the Committee (as defined in the Plan) to make interpretations of the Plan and of options granted thereunder, and of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, Optionee acknowledges receipt of a copy of the Plan and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including Optionee. Capitalized terms used but not otherwise defined in this option agreement shall have the meanings ascribed to them by the Plan.

     IN WITNESS WHEREOF, this Option Agreement is executed as of the ___ day of ___________, 199__.

                                       VIDEO BROADCASTING CORPORATION

                                       By:_____________________________
                                          Name:________________________
                                          Title:_________________________


     The undersigned Optionee hereby accepts the benefits of the foregoing Directors Stock Option Agreement.

                                          _________________________________
                                          _______________________, Optionee

                                 EXERCISE NOTICE


                                    Name of Optionee:  _____________________

                                    Address of Optionee:____________________
                                    ________________________________________

                                    Date: __________________________________

     Re:  Video Broadcasting Corporation
          1996 Directors Stock Option Plan ("Plan")

Dear Mr. McWhirter:

     Pursuant to the terms of the Plan and my Stock Option, ("Agreement"), I was granted Stock Options to purchase _____ (number) shares of the Common Stock of Video Broadcasting Corporation, $.01 par value ("Shares"). Previously, I have exercised Stock Options granted under the Agreement with regard to _______________ (number) Shares.

     I hereby exercise Stock Options under the Agreement to purchase ___________ (number) Shares, at an option price of $__________ per Share, for a total purchase price of $_____________.

     I herewith tender the total purchase price, as stated above, by enclosing herein (check and complete one, or appropriate combination, of the following):

          (A)  (__) cash in the amount of $___________

          (B) (__) a certified check in the amount of $___________ payable to Video Broadcasting Corporation

          (C) (__) __________ (number) shares of Stock of Video Broadcasting Corporation, valued at $___________ per share, for a total value at $__________.

_______________, 199_
Page 2


     I acknowledge that if I check (C) above, the valuation of the tendered stock is subject to final determination by the Board of Directors of Video Broadcasting Corporation.

     I hereby reaffirm all of the terms and conditions of the Agreement. I further agree to take such action and to execute such documents as the Board of Directors may require in connection with the exercise of this option, pursuant to the terms of the Plan and Agreement.

                                Very truly yours,


                                -------------------------------------
                                Signature of Optionee


                                -------------------------------------
                                Social Security Number